EX-10.1
LOAN AGREEMENT

This Agreement is entered into by and between Duoyuan Digital Printing Technology Industry (China) Co., Ltd. (the “Borrower”), and Chongwen Sub-branch of the Beijing Branch of Agricultural Bank of China, a national banking institution (the “Lender”), dated July 29, 2005.

The Agreement No. is (2005) 1890.

The Lender agrees to extend to the Borrower a loan in the amount of $2,496,000.

The term of the loan is one year.  The maturity date of the loan is July 28, 2006.

Use of Proceeds:  Short term working capital

Loan Category:  To renew an old loan.

Interest Rate:  5.841% per year.

Interest:  Interest shall be paid every three months (every March 20th, June 20th, September 20th and December 20th).

Guaranty:  Maximum Credit Guaranty.

EX-10.2
LOAN AGREEMENT

This Agreement is entered into by and between Duoyuan Digital Printing Technology Industry (China) Co., Ltd. (the “Borrower”), and Chongwen Sub-branch of the Beijing Branch of Agricultural Bank of China, a national banking institution (the “Lender”), dated September 3, 2005

The Agreement No. is (2005) 2235.

The Lender agrees to extend to the Borrower a loan in the amount of $2,496,000.

The term of the loan is one year. The maturity date of the loan is September 2, 2006.

Loan Category:  To renew an old loan.

Use of Loan Proceeds:  Purchasing raw and processed materials.

Interest Rate:  5.841% per year.

Interest Payment:Interest shall be paid every three months (every March 20th, June 20th, September 20th and December 20th).

Guaranty:  Maximum Credit Guaranty.

EX-10.3
LOAN AGREEMENT

This Agreement is entered into by and between Duoyuan Digital Printing Technology Industry (China) Co., Ltd. (the “Borrower”), and Chongwen Sub-branch of the Beijing Branch of Agricultural Bank of China, a national banking institution (the “Lender”), dated September 22, 2005.

The Agreement No. is (2005) 2426.

The Lender agrees to extend to the Borrower a loan in the amount of $3,494,400.

The term of the loan is 245 days.  The maturity date is September 21, 2006.

Loan Category:  To renew an old loan.

Use of Loan Proceeds:  For purchasing raw and processed materials.

Interest Rate:  5.841% per year.

Interest Payment:Interest shall be paid every three months (every March 20th, June 20th, September 20th and December 20th).

Guaranty:  Maximum Credit Guaranty.

EX-10.4
LOAN AGREEMENT

This Agreement is entered into by and between Duoyuan Digital Printing Technology Industry (China) Co., Ltd. (the “Borrower”), and Chongwen Sub-branch of the Beijing Branch of Agricultural Bank of China, a national banking institution (the “Lender”), dated November 16, 2005.

The Agreement No. is (2005) 3032.

The Lender agrees to extend to the Borrower a loan in the amount of $2,496,000.

The term of the loan is one year.  The maturity date is November 15, 2006 .

Loan Category:  To renew an old loan.

Use of Loan Proceeds:  For purchasing raw and processed materials.

Interest Rate:  6.138% per year.

Interest Payment:Interest shall be paid every three months (every March 20th, June 20th, September 20th and December 20th).

Guaranty:  Maximum Credit Guaranty.

EX-10.5
LOAN AGREEMENT

This Agreement is entered into by and between Duoyuan Digital Printing Technology Industry (China) Co., Ltd. (the “Borrower”), and Chongwen Sub-branch of the Beijing Branch of Agricultural Bank of China, a national banking institution (the “Lender”), dated February 24, 2006.

The Agreement No. is (2006) 0563.

The Lender agrees to extend to the Borrower a loan in the amount of $1,248,000.

The term of the loan is one year.  The maturity date is February 23, 2007.

Loan Category:  To renew an old loan.

Use of Loan Proceeds:  For purchasing raw and processed materials.

Interest Rate:  6.138% per year.

Interest Payment:Interest shall be paid every three months (every March 20th, June 20th, September 20th and December 20th).

Guaranty:  Maximum Credit Guaranty.

EX-10.6
LEASE CONTRACT

Lessor:  Duoyuan Clean Water Technology Industries (China) Co., Ltd.

Lessee:  Duoyuan Digital Printing Technology Industry (China) Co., Ltd
.
1.         Location of the premises
Lessor agrees lease to Lessee the premises and attached facilities owned by Lessor located at No. 6 Jinfu Road, Daxing Industrial Development Zone, Beijing, PRC.  The total leased area is 3079.86 m2.

2.         Lease term
The lease term shall start on January 1, 2003 and complete on December 31, 2007.

3.         Rent
The rent shall be RMB1,124,148.90 per year, including the base rent and utility damages.  Lessee shall pay the rent to Lessor in the form of cash.

EX-10.7
Form of Employment Agreement

This Employment Agreement (this “Agreement”) is made by Duoyuan Digital Printing Technology Industry (China) Co., Ltd. (the “Company’) and __________________ (the “Employee”).  The duration of the employment is one year, which shall end on December 25 of each year and is renewable upon notice from the Employee and consent of the Company.  After ten years of continuous employment, the Employee may enter into an employment agreement with the Company for an indefinite period of time, subject to the Company’s consent.

The Company shall pay for all mandatory social security programs such as pension insurances, unemployment insurances and medical insurances of the Employee according to the relevant government and city regulations.  During the term of this Agreement, the Employee’s welfare shall be implemented in accordance with the laws and relevant regulations of the People’s Republic of China.

The Employee shall comply with the management’s directions of the Company and comply with the bylaws and labor disciplines of the Company.  All intellectual property rights the Employee obtains during the term of employment shall belong to, and be the property of, the Company.  The Employee shall undertake an obligation to keep and not to disclose any trade secrets of the Company during the term of this Agreement.

The Company may terminate this Agreement for cause, without notice or severance.  The Company may also terminate this Agreement upon 30 days’ notice if the Employee is not suitable for the job due to medical or other reasons.  If the Company lays off the Employee because of an economic downturn or terminates an employee because the Employee is not suitable for the job or is not able to work due to sickness or injury, the Company shall pay up to 12 months’ salary as severance.  The Employee may terminate this Agreement without cause upon one month’s notice or for cause without notice.

EX-10.8
SHARE TRANSFER AGREEMENT

THIS SHARE TRANSFER AGREEMENT is made and entered into on October 16, 2005 by and between Beijing Huiyuan Duoyuan Digital Printing Technology Research Institute, a China-based corporation (“Huiyuan Duoyuan”), and Duoyuan Digital Printing Technology Industry (China) Co., Ltd., a China-based corporation (“Duoyuan China”).  Both corporations are shareholders of Langfang Duoyuan Digital Technology Co., Ltd. (“Langfang Duoyuan”).

Huiyuan Duoyuan agrees to transfer 90% of its shares of Langfang Duoyuan to Duoyuan China.

Upon the closing of the Share Transfer, Duoyuan China shall have 95% of the shares and Huiyuan Duoyuan will have 5% of the shares of Langfang Duoyuan respectively.

The purchase price is RMB36,000,000.  Duoyuan China shall pay the purchase price to Huiyuan Duoyuan within 30 days after this Agreement becomes effective.

EX-10.9
MAXIMUM CREDIT GUARANTY

Obligee:  Agricultural Bank of China (Chongwen Subbranch, Beijing)

Debtor:  Duoyuan Digital Printing Technology Industry (China) Co., Ltd.

Obligor:  Hunan Duoyuan Printing Machinery Co. Ltd.

The Agreement No. is (2004) 120.

Obligor agrees to guarantee the full payment of principal, interest, expenses and other amounts owed by the Debtor to Obligee for a borrowing amount of no more than RMB54,150,000.  The term of this Guaranty is from July 30, 2004 to July 30, 2006.  The Debtor may borrow one or more loans from Obligee during the term of this Guaranty without providing any additional guaranty to each loan.

EX-10.10

MAXIMUM CREDIT GUARANTY

Obligee:  Agricultural Bank of China (Chongwen Sub-branch, Beijing)
Debtor:  Duoyuan Digital Printing Technology Industry (China) Co., Ltd.
Obligor:  Hunan Duoyuan Printing Machinery Co. Ltd.
The Agreement No. is (2004) 124.
Obligor agrees to guarantee the full payment of principal, interest, expenses and other amounts owed by the Debtor to Obligee for a borrowing amount of no more than RMB44,150,000.  The term of this Guaranty is from July 29, 2004 to July 28, 2006.  Debtor may borrow one or more loans from Obligee during the term of this Guaranty without providing any additional Guaranty to each other.